Exhibit 99.2
Centex Corporation and Subsidiaries
Supplemental Home Building Data
Restated Housing Data by Geographic Area (A)
(Unaudited)
(A) The Company’s Annual Report on Form 10-K at March 31, 2007 included a change in reporting segments. Prior year segment information included in the March 31, 2007 Form 10-K was revised to conform to the current presentation. Further information regarding the home building reporting segments shown below may be found in Part 1, Item 1 (Business) of Centex’s Form 10-K for the fiscal year ended March 31, 2007. Additionally, Operating Earnings presented exclude home building corporate general and administrative expenses which have been reclassified to Corporate General and Administrative Expenses in connection with the above change in the Company’s reporting segments. The following tables present the last two fiscal years’ home building data by quarter for the new reporting segments.
HOME BUILDING REVENUES
(Dollars in thousands)

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	$544,423	$572,540	$518,342	$620,397	$2,255,702
Southeast	397,782	382,309	340,574	565,338	1,686,003
Central	289,914	283,528	246,275	229,166	1,048,883
Texas	244,356	267,697	276,819	365,830	1,154,702
Northwest	504,879	536,704	507,520	572,566	2,121,669
Southwest	592,033	549,008	603,057	986,294	2,730,392
Other Home Building	76,450	66,261	94,664	180,101	417,476

	$2,649,837	$2,658,047	$2,587,251	$3,519,692	$11,414,827

	Fiscal Year Ended March 31, 2006
	Q1	Q2	Q3	Q4	Fiscal Year
East	$495,642	$605,310	$634,054	$709,427	$2,444,433
Southeast	358,099	457,348	428,101	740,289	1,983,837
Central	282,652	323,473	305,583	398,331	1,310,039
Texas	225,892	245,338	270,274	321,875	1,063,379
Northwest	466,612	515,183	553,744	608,313	2,143,852
Southwest	477,564	577,395	695,872	1,090,250	2,841,081
Other Home Building	92,716	164,362	116,022	112,482	485,582

	$2,399,177	$2,888,409	$3,003,650	$3,980,967	$12,272,203

HOME BUILDING OPERATING EARNINGS (LOSS)
(Dollars in thousands)

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	$82,979	$75,556	$(31,231)	$24,517	$151,821
Southeast	60,602	23,120	9,615	15,565	108,902
Central	9,633	188	(27,940)	(36,112)	(54,231)
Texas	20,347	23,548	22,595	26,719	93,209
Northwest	73,290	77,841	(81,885)	43,578	112,824
Southwest	48,170	(56,206)	(128,047)	(43,912)	(179,995)
Other Home Building	16,892	4,688	(5,509)	(43,248)	(27,177)

	$311,913	$148,735	$(242,402)	$(12,893)	$205,353

	Fiscal Year Ended March 31, 2006
	Q1	Q2	Q3	Q4	Fiscal Year
East	$84,903	$111,052	$128,105	$125,527	$449,587
Southeast	50,131	97,584	65,929	160,264	373,908
Central	21,295	22,751	17,673	25,758	87,477
Texas	15,017	19,432	25,392	25,443	85,284
Northwest	113,120	119,628	155,990	108,026	496,764
Southwest	85,526	96,891	127,659	211,248	521,324
Other Home Building	7,599	35,428	26,955	503	70,485

	$377,591	$502,766	$547,703	$656,769	$2,084,829

Centex Corporation and Subsidiaries
Supplemental Home Building Data
Restated Housing Data by Geographic Area
(Unaudited)
CLOSINGS (UNITS)

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	1,653	1,725	1,604	1,738	6,720
Southeast	1,193	1,305	1,144	1,732	5,374
Central	1,320	1,274	1,128	1,067	4,789
Texas	1,506	1,608	1,704	2,265	7,083
Northwest	1,090	1,161	1,140	1,318	4,709
Southwest	1,364	1,275	1,472	2,098	6,209
Other Home Building	192	177	168	364	901

	8,318	8,525	8,360	10,582	35,785

	Fiscal Year Ended March 31, 2006
	Q1	Q2	Q3	Q4	Fiscal Year
East	1,514	1,721	1,805	2,076	7,116
Southeast	1,258	1,347	1,455	2,366	6,426
Central	1,289	1,476	1,387	1,819	5,971
Texas	1,532	1,585	1,776	2,006	6,899
Northwest	1,043	1,120	1,102	1,315	4,580
Southwest	1,237	1,449	1,657	2,443	6,786
Other Home Building	362	459	322	311	1,454

	8,235	9,157	9,504	12,336	39,232

SALES (ORDERS) (UNITS)

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	1,549	1,217	1,209	1,520	5,495
Southeast	1,017	815	587	1,006	3,425
Central	1,308	1,027	814	1,122	4,271
Texas	1,834	1,710	1,560	1,810	6,914
Northwest	1,146	996	1,020	1,138	4,300
Southwest	1,329	1,052	911	1,247	4,539
Other Home Building	67	11	38	(11)	105

	8,250	6,828	6,139	7,832	29,049

	Fiscal Year Ended March 31, 2006
	Q1	Q2	Q3	Q4	Fiscal Year
East	2,015	1,699	1,341	1,785	6,840
Southeast	1,554	1,363	1,350	1,436	5,703
Central	1,410	1,538	1,132	1,556	5,636
Texas	1,675	1,520	1,729	2,070	6,994
Northwest	1,219	994	944	1,440	4,597
Southwest	2,144	2,015	1,525	1,512	7,196
Other Home Building	402	426	107	129	1,064

	10,419	9,555	8,128	9,928	38,030

Centex Corporation and Subsidiaries
Supplemental Home Building Data
Restated Housing Data by Geographic Area
(Unaudited)
SALES (ORDERS) BACKLOG (UNITS)

	As of
	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007
East	2,969	2,461	2,066	1,848
Southeast	3,292	2,802	2,245	1,519
Central	2,250	2,003	1,689	1,744
Texas	2,517	2,619	2,475	2,020
Northwest	2,270	2,105	1,985	1,805
Southwest	3,138	2,915	2,354	1,503
Other Home Building	883	717	587	212

	17,319	15,622	13,401	10,651

	As of
	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006
East	3,850	3,828	3,364	3,073
Southeast	4,487	4,503	4,398	3,468
Central	2,718	2,780	2,525	2,262
Texas	2,237	2,172	2,125	2,189
Northwest	2,373	2,247	2,089	2,214
Southwest	3,670	4,236	4,104	3,173
Other Home Building	1,438	1,405	1,190	1,008

	20,773	21,171	19,795	17,387

SALES (ORDERS) BACKLOG (DOLLARS) (Dollars in thousands)

	As of
	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007
East	$1,013,154	$791,961	$665,833	$611,057
Southeast	1,115,712	886,006	715,821	462,376
Central	466,242	415,477	356,214	362,434
Texas	390,076	413,918	397,937	325,794
Northwest	1,017,648	964,214	924,326	775,588
Southwest	1,431,164	1,311,353	1,008,902	556,913
Other Home Building	312,330	281,043	245,027	81,797

	$5,746,326	$5,063,972	$4,314,060	$3,175,959

	As of
	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006
East	$1,393,549	$1,369,253	$1,236,470	$1,044,086
Southeast	1,293,691	1,355,732	1,408,834	1,131,281
Central	584,460	592,175	542,564	474,613
Texas	329,591	319,118	316,908	335,959
Northwest	1,128,569	1,134,608	1,079,156	1,062,697
Southwest	1,492,177	1,780,025	1,780,180	1,369,482
Other Home Building	356,966	410,121	388,115	355,590

	$6,579,003	$6,961,032	$6,752,227	$5,773,708

Centex Corporation and Subsidiaries
Supplemental Home Building Data
Restated Housing Data by Geographic Area
(Unaudited)
HOUSING REVENUES — CLOSINGS
(Dollars in thousands)

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
East	$543,973	$571,021	$516,038	$548,167	$2,179,199
Southeast	371,008	369,567	332,650	539,541	1,612,766
Central	288,265	278,911	243,597	227,180	1,037,953
Texas	233,178	254,670	273,993	362,762	1,124,603
Northwest	493,362	535,351	493,336	569,281	2,091,330
Southwest	574,736	538,676	588,880	932,331	2,634,623
Other Home Building	57,536	53,643	67,595	155,727	334,501

	$2,562,058	$2,601,839	$2,516,089	$3,334,989	$11,014,975

	Fiscal Year Ended March 31, 2006
	Q1	Q2	Q3	Q4	Fiscal Year
East	$490,700	$578,534	$633,424	$708,086	$2,410,744
Southeast	347,521	381,456	416,405	719,923	1,865,305
Central	279,991	320,723	304,030	394,931	1,299,675
Texas	225,071	232,930	265,563	307,504	1,031,068
Northwest	465,241	513,365	545,303	600,894	2,124,803
Southwest	475,187	575,151	695,683	1,078,811	2,824,832
Other Home Building	74,417	113,740	95,943	80,107	364,207

	$2,358,128	$2,715,899	$2,956,351	$3,890,256	$11,920,634

HOME BUILDING SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (A)
(Dollars in thousands)

	Fiscal Year Ended March 31, 2007
	Q1	Q2	Q3	Q4	Fiscal Year
Total SG&A	$377,304	$375,629	$370,572	$399,496	$1,523,001

	Fiscal Year Ended March 31, 2006
	Q1	Q2	Q3	Q4	Fiscal Year
Total SG&A	$323,280	$355,600	$378,547	$460,012	$1,517,439

(A) Home building selling, general and administrative expenses above have been revised to reflect the reclassification of home building corporate general and administrative expenses to Corporate General and Administrative Expenses in connection with the change in the Company’s reporting segments at March 31, 2007. Further information regarding the home building reporting segments shown above may be found in Part 1, Item 1 (Business) of Centex’s Form 10-K for the fiscal year ended March 31, 2007.